MEDZED INC.

ORGANIZED UNDER THE LAWS OF THE STATE OF NEVADA

NUMBER
XXX 1234567

SHARES
99,999

COMMON STOCK

50,000,000 Authorized Shares

$0.001 Par Value

CUSIP 58509L 107

SPECIMEN

THIS CERTIFIES THAT

*** SHAREHOLDER NAME 1XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND ***
*** SHAREHOLDER NAME 2XXXXXXXXXXXXXXXXXXXXXXXXXXXXEND ***

IS THE RECORD HOLDER OF

*** NINETY-NINE THOUSAND NINE HUNDRED NINETY-NINE ***

Shares of Common Stock of

MEDZED INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: September 13, 2010

President

Secretary

MEDZED INC. CORPORATE SEAL 2007 NEVADA

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

Countersigned & Registered

ROUTH STOCK TRANSFER INC.
Plano, Texas 75024

Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian ....
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, _____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE *MEDALLION GUARANTEE PROGRAM.*

TRANSFER FEE WILL APPLY

✧✧✧ FOR MEDALLION GUARANTEE USE ONLY ✧✧✧